UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

ALPHA PRO TECH, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	01-15725	63-1009183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112 Markham, Ontario	L3R 9R2
(Address of Principal Executive Offices)	(Zip Code)

(905) 479-0654

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 6, 2013, Alpha Pro Tech, Ltd. issued a press release announcing financial results for its first quarter ended March 31, 2013. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibit

99.1	Press release dated May 6, 2013, announcing financial results for the first quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: May 6, 2013	By:	/s/ Lloyd Hoffman
Lloyd Hoffman Chief Financial Officer